SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): February 13, 1997


                                 CFX CORPORATION
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             (Exact name of registrant as specified in its charter)


                 New Hampshire            1-10633           02-0402421
                 -------------            -------           ----------
         (State or other jurisdiction   (Commission     (I.R.S. employer
                of incorporation)       file number)    identification no.)


           102 Main Street, Keene, New Hampshire                    03431
           -------------------------------------                    -----
         (Address of principal executive offices)                 (Zip code)


         Registrant's telephone number, including area code: (603) 352-2502


                                 Not Applicable
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            (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On February 13, 1997, CFX Corporation ("CFX"), the registrant, entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement"), Plan of Share Exchange, Agreement and Plan of Merger, Merger Agreement (collectively, the "Transaction Documents") and a Stock Option Agreement (the "Option Agreement") with Portsmouth Bank Shares, Inc. ("Portsmouth").

         The Transaction Documents provide that CFX will acquire all of the outstanding shares of capital stock of Portsmouth, including each attached right issued pursuant to the Portsmouth Rights Agreement (as defined in the Reorganization Agreement), through an exchange (the "Share Exchange") of shares of CFX Common Stock (as defined in the Reorganization Agreement) for the issued and outstanding shares of Portsmouth Common Stock (as defined in the Reorganization Agreement) pursuant to a Plan of Share Exchange (the "Plan of Exchange").

         Following the Share Exchange, Portsmouth will be merged (the "Holding Company Merger") with and into CFX, pursuant to a merger agreement or plan of merger (the "Merger Agreement") in a form to be specified by CFX and reasonably satisfactory to Portsmouth and consistent with the terms of the Transaction Documents. Following the consummation of the Holding Company Merger, Portsmouth Bank, a wholly-owned subsidiary of Portsmouth, will be merged (the "Bank Merger") with and into CFX Bank, a wholly-owned subsidiary of CFX, pursuant to an Agreement and Plan of Merger (the "Plan of Merger").

         The Option Agreement grants CFX an option to acquire up to 1,142,000 shares of the common stock of Portsmouth at a purchase price of $15.75 per share, upon the occurrence of certain events specified in the Option Agreement.

         For information regarding certain of the terms of the Transaction Documents and the Option Agreement, reference is made to the joint press release of CFX and Portsmouth dated February 13, 1997, which is attached hereto as an Exhibit and incorporated herein by reference, and copies of such agreements incorporated herein by reference from a Schedule 13D filed by CFX on February 21, 1997 with respect to the common stock of Portsmouth (the "CFX Schedule 13D"). Additional information about Portsmouth is contained in Portsmouth's filings with the Commission under the Securities Exchange Act of 1934 (Commission File No. 0-16510).




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



Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

     (c)  Exhibits.


          2.1 Agreement and Plan of Merger dated February 13, 1997, incorporated by reference from Exhibit 2 to the CFX Schedule 13D.

          2.2 Agreement and Plan of Reorganization dated February 13, 1997, incorporated by reference from Exhibit 3 to the CFX Schedule 13D.

          2.3 Plan of Share Exchange dated February 13, 1997, incorporated by reference from Exhibit 4 to the CFX Schedule 13D.

          99.1 Stock Option Agreement dated February 13, 1997, incorporated by reference from Exhibit 1 to the CFX Schedule 13D.

          99.2   Joint Press Release dated February 13, 1997.


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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        CFX CORPORATION



Date:  February 21, 1997                By: /s/ Mark A. Gavin
                                            --------------------------------
                                            Mark A. Gavin,
                                            Executive Vice President and
                                            Chief Operating Officer

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









                                 EXHIBIT INDEX


                                                            Location in
                                                            Sequentially
                                                            Numbered Copy
                                                            -------------


         Exhibit 2.1   Agreement and Plan of Merger dated      (Note 1)
                       February 13, 1997 incorporated by
                       reference from Exhibit 2 to the
                       CFX Schedule 13D.

         Exhibit 2.2   Agreement and Plan of Reorganization    (Note 2)
                       dated February 13, 1997, incorporated
                       by reference from Exhibit 3 to the
                       CFX Schedule 13D.

         Exhibit 2.3   Plan of Share Exchange dated            (Note 3)
                       February 13, 1997, incorporated by
                       reference from Exhibit
                       4 to the CFX Schedule 13D.

         Exhibit 99.1  Stock Option Agreement dated            (Note 4)
                       February 13, 1997, incorporated
                       by reference from Exhibit 1
                       to the CFX Schedule 13D.

         Exhibit 99.2  Joint Press Release dated                Page 6
                       February 13, 1997.


         Notes:

         Note   1: Incorporated by reference from Exhibit 2 of the CFX
                Schedule 13D.

         Note   2: Incorporated by reference from Exhibit 3 of the CFX
                Schedule 13D.

         Note   3: Incorporated by reference from Exhibit 4 of the CFX
                Schedule 13D.

         Note   4: Incorporated by reference from Exhibit 1 of the CFX
                Schedule 13D.



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